Exhibit 99.2
Q2 ‘22Earnings Results (NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and our Annual Report on Form 10-K for the year ended December 31, 2021. In assessing all forward-looking statements herein, readers are urged to read carefully the Risk Factors section and other cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets including, without limitation, the impact of inflation on rising interest rates, the effect of the COVID-19 pandemic on our business and growth prospects, the performance of SAFE, the Company's ability to grow its ground lease business directly and through SAFE, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and the pricing and timing of any such sales, asset impairments, the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from its portfolio and other risks detailed in "Risk Factors" in our 2021 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note re iStar / Safehold Transaction: iStar reported in a 13D/A filed with the SEC on August 2, 2022, a special committee of the Board of Directors of iStar and a special committee of the Board of Directors of Safehold are in advanced discussions with respect to a potential strategic corporate transaction and are proceeding to negotiate definitive transaction agreements. No definitive agreements with respect to the potential transaction have been executed, and there can be no assurance that definitive agreements will be executed. iStar does not intend to provide further information as to developments, if any, in the parties' discussions until definitive transaction agreements are executed, or as may otherwise be required by law or determined in its discretion. The financial information in this presentation gives no effect to any potential transaction.

Please refer to the "Glossary" section in the Appendix for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
Senior Vice President
212.930.9400
investors@istar.com

iStar
1

I. Highlights 2

Q2 '22 Highlights

Simplifying the Business

$139m
Proceeds from Asset Sales and Loan Repayments

82%
iStar Portfolio Focused on Ground Lease Ecosystem

Momentum at Safehold

$381m
New Originations at Safehold

$543m
Net UCA Growth at Safehold

Strengthening the Balance Sheet

$255m
Debt Extinguished

$1.4b
Total Liquidity

iStar

3

Earnings Results4 Q2 ‘22 Q2 ’ n 4$g2 (Allocable to Common Shareholders)($138.5)m($19.5)m W.A. Shares (Diluted)81.4m72.9m EPS (Diluted)($1.70)($0.27) Adj. Earnings (Allocable to Common Shareholders)($34.2)m$12.0m W.A. Shares (Diluted)81.4m77.8m AEPS (Diluted)($0.42)$0.15Note: Please refer to the “Adjusted Earnings Reconciliation” section of the Appendix for more information with regard to the calculation of Adjusted Earnings.•Q2 ’22 net income includes $118m of loss on extinguishment of debt associated with the exchange of $194m of convertible notes during the quarter•The exchange transaction also included an offsetting $298m increase in equity resulting from the issuance of 13.75m shares in the transaction, resulting in a net equity increase of $181m•In total, the exchange transaction resulted in a $0.04 reduction to common equity per share

iStar Overview

iStar's strategy is focused on the **growth of the Ground Lease Ecosystem**

Simplified Balance Sheet

In millions, except per share data

Total Assets	
Cash	**$1,401**
Ground Lease Ecosystem	
Safehold	1,406
Other Ground Lease Ecosystem	120
Total GL Ecosystem (excl. cash)	**1,526**
Non-Core Assets	
RE Finance	204
Legacy and Strategic	414
Other assets, net	65
Total Non-Core Assets	**684**
Total Assets	**$3,611**

Total Liabilities and Equity	
iPIP liability (accrued)	$48
AP and other liabilities	99
Debt obligations, net	1,833
Total Liabilities	**$1,980**
Total Equity	**$1,631**
Total Liabilities & Equity	**$3,611**
Total Equity	**1,631**
Less: Non controlling interests	(16)
Less: Preferred equity	(305)
Total Common Equity	**1,310**
Add: SAFE mark-to-market adjustment [1]	238
Less: Incremental iPIP amount [2]	(107)
Total Common Equity (as adjusted)	**$1,441**
Diluted Shares Outstanding	**84.7**
Common Equity per share (as adjusted)	**$17.01**

(1) Q2 '22 SAFE market value of iStar's investment in SAFE is $1,644m, calculated as iStar's ownership of 40.1m shares of SAFE at the August 2, 2022 closing stock price of $40.95 which represents a $238m premium to the carrying value. iStar owns approximately 65% of SAFE's common stock and there can be no assurance that iStar would realize $40.95 or any other closing price on a particular day if it were to seek to liquidate SAFE shares.
(2) Represents an estimate for the value of the total potential iPIP distribution less the amounts already accrued for as of June 30, 2022, assuming SAFE is valued at a price of $40.95 per share and the Company's other assets perform with current underwriting expectations. Please see the "Supplemental iPIP Information" in the Appendix for additional details and sensitivity analysis.

iStar

5

Safehold

iStar's Investment in Safehold



$2.8b
Market Value
(35.2m shares / $78.50 per sh)
$1.8b
Unrealized Gain
$1.0b
Carrying Value
($28.08 per SAFE share)
$1.6b
Market Value
(40.1m shares / $40.95 per sh)
$0.2b
Unrealized Gain
$1.4b
Carrying Value
($35.02 per SAFE share)
Q2 '21
Q2 '22

Q2 '22 Safehold Progress

$381m
Q2 '22 New Originations at Safehold

$150m
30-Year Stairstep Unsecured Debt Raised

$930m
Cash & Credit Facility Availability

32%
Quarterly Y/Y EPS Growth at Safehold

Note: Please refer to the SAFE Earnings Presentation dated August 3, 2022, available on SAFE's website for a Glossary of defined terms. Q2 '21 share price as of June 30, 2021 and Q2 '22 share price as of August 2, 2022.

iStar 6

7Note: Figures are based on carrying value, which represents iStar’s pro rata share of investment in ground lease and leasehold loan assets.Ground Lease Ecosystem (excl. SAFE) Investment opportunities that target the origination and acquisition of pre-development phase ground leases (Ground Lease Plus) and leasehold loans made in conjunction with a Safehold ground lease (SAFExSTAR) Carrying Value $120m # of Assets8Targeted Returns9 -12%Unfunded Commitments$154mGeographic Region Southwest$47m39%Northeast$61m51%West$12m10%

RE Finance & Legacy and Other Strategic Assets

RE Finance
(Non-Ground Lease Ecosystem)

	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
Loan Receivables	$87m	57%	7.7%	5.5
Other lending investments	57m	-	6.0%	10.5
Total Performing Loans	**$145m**	**57%**	**7.1%**	**7.5**
NPL	60m			
Total Real Estate Finance (1)	**$204m**			



Property Type
Multifamily $74 33%
Retail $62 27%
Hotel $46 20%
Other $23 10%
Office $13 6%
Condo $9 4%

Legacy and Strategic Assets

Short-Term Legacy and Other Strategic Assets: 14 assets across Land & Development, Operating Properties and Corporate



$127m Carrying Value
Short-Term Legacy $69m 55%
Strategic (Operating) $33m 26%
Strategic (Corporate) $24m 19%

Long-Term Legacy: 2 projects across Land & Development and Operating Properties



$287m Carrying Value
Asbury Park $188m 65%
Magnolia Green $99m 35%

(1) Excludes iStar's $23m investment in leasehold loans reported within the RE Finance segment.

8

$3.8b Diversified Assets


Business Line[1]
SAFE
$1,644m
43%
RE Finance
$227m
6%
Land & Development
$260m
7%
Operating Properties
$130m
3%
Net Lease (Ground Lease Plus)
$97m
2%
Strategic Investments
$24m
1%
Other Assets
$65m
2%
Cash
$1,401m
36%


Property Type[1]
Ground Leases
$1,741m
45%
Land
$222m
6%
Multifamily
$117m
3%
Hotel
$109m
3%
Retail
$83m
2%
Other
$63m
2%
Condo
$38m
1%
Office
$10m
0%
Cash & Other Assets
$1,466m
38%


Geographic Region[1]
Northeast
$1,032m
27%
West
$506m
13%
Mid Atlantic
$354m
9%
Southeast
$213m
6%
Southwest
$152m
4%
Central
$69m
2%
Various
$57m
1%
Cash & Other Assets
$1,466m
38%

Note: Figures based on Carrying Value of the Company's total investment portfolio, adjusted to present the investment in SAFE at market value, and includes the carrying value of iStar's investment in non-consolidated joint ventures and affiliates (other than SAFE).
(1) SAFE market value is calculated as iStar's ownership of 40.1m shares of SAFE at the August 2, 2022 closing stock price of $40.95.

9

$768m$550m$347m$93m$100m Unsecured Debt Convertible Notes Trust Preferred Debt Profile2022 Sep. $93m 3.125%2024Oct. $768m 4.75%2025 Aug. $550m 4.25%2026Feb. $347m 5.50%2035Oct. $100m L + 150 Total / W.A. $1,858m 4.61% 36%4vcj$$$$%$$0$olinlnnjm 3.3 yearsw.a. debtmaturity$255m of debt extinguished in Q2 ‘22: Principal (Loss) / Gain ‘22 Convertible Notes$194m($118)m‘24 Unsecured Notes7m($0)m‘26 Unsecured Notes53m$2m Total $255m($116)mNote: Q2 ’22 net income includes $118m of loss on extinguishment of debt associated with the exchange of $194m of convertible notes during the quarter. The transaction also included an offsetting $298m increase in equity for additional 13.75m shares issued, resulting in a net equity increase of $181m. In total, the transaction resulted in a $0.04 reduction to common equity per share.

II. Capital Structure11

Credit Metrics12Note: Figures are presented using the SAFE market value of iStar’s investment in SAFE. Q2 ‘22 SAFE market value of iStar’s investment in SAFE is $1,644m, calculated as iStar’s ownership of 40.1m shares of SAFE at the August 2, 2022 closing stock price of $40.95 which represents a $238m premium to the carrying value.iStar owns approximately 65% of SAFE’s common stock and there can be no assurance that iStar would realize $40.95 or any other closing price on a particular day if it were to seek to liquidate SAFE shares.(1) Leverage is calculated as the ratio of debt, net of cash, to total equity gross of non-controlling interests, or “NCI”, and applying the SAFE MTM adjustment and impact of the full estimated value of the potential iPIP distributions. Please refer to the “Capital Structure Overview” section of the presentation for more information.Unencumbered Asset Base Secured Debt / Total DebtUA / UDLeverage(1) $3.8b 2.1x1.2x1.6x 0.25x 0%

Common Equity$1.3bNoncontrolling Interest -$16m Preferred Equity - $305m (3) Senior Unsecured Debt $1.8b (5) Capital Structure Overview(1) SAFE mark-to-market calculations based on the August 2, 2022closing stock price of $40.95 with respect to 40.1m shares held by iStar.(2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Total Equity, gross of NCI.(3) Represents liquidation preference of preferred equity.(4) Presented diluted for the 2022 3.125% convertible notes which were “in the money” on June 30, 2022based on their current conversion ratio of 72.8554 shares per $1,000 of principal, which represents a conversion price of $13.73 per share using the Q2 ‘22 average closing stock price.(5) Debt is presented net of fees and discounts.(6) A portion of the profits realized on iStar’s investment portfolio, including iStar’s investment in SAFE, is allocable to iPIP, iStar’s shareholder-approved long-term incentive plan. The figures represent the full estimated value of the potential iPIP distributions. For more detail on the iPIP adjustment presented here, see the “Supplemental iPIP Information” in the Appendix to this presentation. Total Equity $1.6b13 Credit Metrics 6/30/22 933$ 6 (1)(6) cmplmcmplmgcmitoocmitoo$%cpoocpooi4$1,631m$1,762mLeverage(2)0.27x0.25x Shares Shares Outstanding(4)84.7m84.7mCommon Equity$1,310m$1,441mCommon Equity per Share$15.46$17.01 Liquidity Cash$1,401m$1,401mRevolving Credit Facility Availability$35m$35mTotal Liquidity$1,436m$1,436m

III. Appendix14

Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Revenues				
Operating lease income	$3,182	$4,792	$6,291	$9,723
Interest income	4,221	8,084	9,169	17,874
Interest income from sales-type leases	376	157	732	157
Other income	15,881	8,903	24,521	21,917
Land development revenue	24,403	32,318	39,303	64,567
Total revenues	$48,063	$54,254	$80,016	$114,238
Cost and Expenses				
Interest expense	$24,149	$28,641	$53,392	$57,450
Real estate expense	13,016	11,317	23,133	20,035
Land development cost of sales	24,095	30,803	38,591	60,126
Depreciation and amortization	1,338	1,573	2,695	3,974
General and administrative	12,744	15,603	26,546	31,534
General and administrative – stock-based compensation	(17,923)	14,791	(30,350)	20,299
Provision for (recovery of) for loan losses	22,578	(2,158)	22,713	(5,800)
Provision for net investment in leases	99	779	380	780
Impairment of assets	1,768	-	1,768	257
Other expense	1,523	211	2,453	463
Total costs and expenses	$83,387	$101,560	$141,321	$189,118
Income from sales of real estate	-	96	492	708
Loss from operations before earnings from equity method investments and other items	($35,324)	($47,210)	($60,813)	($74,172)
Loss on early extinguishment of debt	(116,563)	-	(117,991)	-
Earnings from equity method investments	19,393	11,098	44,425	22,866
Income tax (expense) benefit	-	(619)	(3)	79
Net loss from continuing operations	($132,494)	($36,731)	($134,382)	($51,227)
Net income from discontinued operations	-	25,315	797,688	47,800
Net income (loss)	($132,494)	($11,416)	$663,306	($3,427)
Net (income) loss from continuing operations attributable to noncontrolling interests	(117)	20	(99)	65
Net (income) loss from discontinued operations attributable to noncontrolling interests	-	(2,273)	(179,089)	(4,838)
Net income (loss) attributable to iStar	($132,611)	($13,669)	$484,118	($8,200)
Preferred dividends	(5,874)	(5,874)	(11,748)	(11,748)
Net income (loss) allocable to common shareholders	($138,485)	($19,543)	$472,370	($19,948)

Note: $ in thousands.

iStar 15

Earnings per Share

Earnings Information for Common Shares	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Net loss from continuing operations and allocable to common shareholders[(1)]				
Basic & Diluted	($1.70)	($0.59)	($1.94)	($0.86)
Net loss from discontinued operations and allocable to common shareholders				
Basic & Diluted	$0.00	$0.32	$8.22	$0.59
Net income allocable to common shareholders	($1.70)	($0.27)	$6.28	($0.27)
Adjusted earnings (loss)				
Basic	($0.42)	$0.16	$7.62	$0.47
Diluted	($0.42)	$0.15	$7.10	$0.45
Weighted average shares outstanding				
Basic & Diluted (for net income)	81,442	72,872	75,274	73,374
Diluted (for adjusted earnings)	81,442	77,774	80,700	77,369
Common shares outstanding at the end of period	83,303	72,419	83,303	72,419

iStar

Note: In thousands, except per share data.
(1) Allocable to common shareholders after the effect of preferred dividends, non-controlling interests and income from sales of real estate.

16

Adjusted Earnings Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	2022	2021
Net income (loss) allocable to Common Shareholders	($138,485)	($19,543)	$472,370	($19,948)
Add: Depreciation and amortization	3,900	16,712	7,901	34,341
Add: Stock-based compensation	(17,923)	14,791	(30,350)	20,299
Add: Loss on early extinguishment of debt	118,303	-	123,413	-
Adjusted earnings (loss) allocable to common shareholders	**($34,205)**	**$11,960**	**$573,334**	**$34,692**

Note: $ in thousands.

In 2019, we announced a new business strategy that would focus our management personnel and our investment resources primarily on scaling our Ground Lease platform. As part of this strategy, we accelerated the monetization of legacy assets and deployed a substantial portion of the proceeds into additional investments in SAFE and new loan and net lease originations relating to the Ground Lease business. Adjusted earnings is a non-GAAP metric management uses to assess our execution of this strategy and the performance of our operations.

Adjusted earnings is used internally as a supplemental performance measure adjusting for certain items to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted earnings is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, including our proportionate share of depreciation and amortization from equity method investments and excluding depreciation and amortization allocable to noncontrolling interests, stock-based compensation expense, the non-cash portion of loss on early extinguishment of debt and the liquidation preference recorded as a premium above book value on the redemption of preferred stock ("Adjusted Earnings").

Adjusted Earnings should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Earnings should not be considered as an alternative to net income (loss) (determined in accordance with generally accepted accounting principles in the United States of America ("GAAP")), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Earnings indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Earnings is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance. It should be noted that our manner of calculating Adjusted Earnings may differ from the calculations of similarly-titled measures by other companies.

iStar

17

Consolidated Balance Sheets

	As of June 30, 2022	As of December 31, 2021
Assets		
Real Estate		
Real estate, at cost	$111,909	$113,510
Less: accumulated depreciation	(21,678)	(21,360)
Real estate, net	90,231	92,150
Real estate available and held for sale	1,970	301
Total real estate	92,201	92,451
Real estate and other assets available and held for sale and classified as discontinued operations	11,518	2,299,711
Net investment in leases	31,999	43,215
Land and development, net	259,718	286,810
Loans receivable and other lending investments, net	204,252	332,844
Loans receivable held for sale	-	43,215
Other investments	1,556,792	1,297,281
Cash and cash equivalents	1,400,658	339,601
Accrued interest and operating lease income receivable, net	1,601	1,813
Deferred operating lease income receivable, net	2,941	3,159
Deferred expenses and other assets, net	48,940	100,434
Total Assets	$3,610,620	$4,840,534
Liabilities and Equity		
Accounts payable, accrued expenses, and other liabilities	$140,791	$236,732
Liabilities associated with real estate held for sale and classified as discontinued operations	5,715	968,419
Liabilities associated with properties held for sale	-	3
Debt obligations, net	1,833,250	2,572,174
Total Liabilities	$1,979,756	$3,777,328
Total iStar shareholders' equity	$1,614,577	$851,296
Noncontrolling interests	16,287	211,910
Total Equity	$1,630,864	$1,063,206
Total Liabilities and Equity	$3,610,620	$4,840,534

Note: $ in thousands.

iStar

18

Q2 '22 Portfolio Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	-	$90	-	-	$90
Real estate available and held for sale	-	-	2	-	-	2
Real estate and other assets available and held for sale and classified as discontinued operations	-	-	-	-	$12	12
Net investment in leases	-	$32	-	-	-	32
Land and development, net	-	-	-	$260	-	260
Loans receivable and other lending investments, net	$204	-	-	-	-	204
Other investments	23	1,471	38	-	24	1,557
Carrying Value	**$227**	**$1,503**	**$130**	**$260**	**$36**	**$2,157**
Add: Cash and other assets	-	-	-	-	1,454	1,454
Add: SAFE MTM[(1)]	-	238	-	-	-	238
Portfolio Carrying Value	**$227**	**$1,741**	**$130**	**$260**	**$1,490**	**$3,849**

iStar

Note: $ in millions. Figures in this table may not foot due to rounding.
(1) Market value of iStar's investment in Safehold is $1,644m, calculated as iStar's ownership of 40.1m shares of SAFE at the August 2, 2022 closing stock price of $40.95.

19

Supplemental iPIP Information

	As of June 30, 2022
Total Equity	$1,630,864
Less: Non controlling interests	(16,287)
Less: Preferred equity	(305,000)
Total Common Equity	**1,309,577**
Add: SAFE mark-to-market adjustment [1]	237,992
Less: Incremental iPIP amount [2]	(106,833)
Total Common Equity (as adjusted)	**$1,440,735**
Shares Outstanding [3]	84,705
Common Equity per share (as adjusted)	**$17.01**

Sensitivity analysis		
Change in price of SAFE common stock	+$10	-$10
Change in incremental iPIP amount	($61,244)	$61,244
Change in SAFE mark-to-market adj.	401,460	(401,460)
Change in total common equity (as adjusted)	$340,215	($340,215)

The presentation above includes non-GAAP financial measures. It should be read in conjunction with the Company's audited financial statements and other information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and its unaudited financial statements in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. The supplemental presentation is not intended to replace the GAAP financial statements. It is intended to be supplemental information to provide investors in the Company's securities with additional information about the Company's financial position.

Under the iPIP program, participants who hold vested interests are entitled to receive 20% of the disposition (or deemed disposition) proceeds of Company assets, if the Company has received a specified minimum return and only if the Company has achieved a minimum total stockholder return. If the Company's shares of SAFE common stock are the last material asset in an iPIP pool, the Company may elect not to sell the shares and in lieu thereof to distribute a portion of the shares to iPIP participants having a value based on the cash proceeds that would have been received by the Company from an actual sale of the SAFE shares, provided that the relevant performance and total stockholder return hurdles are satisfied.

There can be no assurance that the actual market prices of SAFE common stock or other Company assets in the future will align with the assumptions used to prepare the supplemental presentation. The Company owns 40.1m shares of SAFE, representing 64.7% of SAFE's shares outstanding. Given the substantial interest, the Company may not be able to liquidate its investment at the closing price of $40.95 from August 2, 2022 or on any other day. The sensitivity analysis shown above is intended to give readers a sense of how the potential iPIP distributions may change as the market price of SAFE common stock changes because the shares of SAFE common stock owned by iStar are the largest asset in the iPIP plans. It is not intended to be a prediction of what the actual iPIP distributions may be. There are factors in addition to the market price of SAFE common stock that will affect the potential iPIP distributions that are not taken into account in the sensitivity analysis, including, without limitation, changes in the market price of iStar common stock and the performance of the other assets in the iPIP plans. For additional information about the iPIP program, please read the company's definitive Proxy Statement for its 2021 annual meeting filed with the SEC on April 2, 2021, and the definitive Proxy Statement for the 2022 annual meeting filed with the SEC on April 1, 2022.

Note: $ in thousands. Figures in this table may not foot due to rounding.
(1) Market value of iStar's investment in Safehold is $1,644m, calculated as iStar's ownership of 40.1m shares of SAFE at the August 2, 2022 closing stock price of $40.95.
(2) Represents an estimate for the value of the total potential iPIP distribution less the amounts already accrued for as of June 30, 2022, assuming SAFE is valued at a price of $40.95 per share and the Company's other assets perform with current underwriting expectations.
(3) Presented diluted for the 2022 3.125% convertible notes which were "in the money" on June 30, 2022 based on their current conversion ratio of 72.8554 shares per $1,000 of principal, which represents a conversion price of $13.73 per share using the Q2 '22 average closing stock price.

iStar 20

Glossary

Dilution Gain	In circumstances where Safehold issues new equity that results in iStar having a smaller percentage ownership after the issuance than before the issuance, iStar shall account for the transaction pursuant to ASC 323-10-40-1: whereby iStar shall account for a share issuance by Safehold as if iStar had sold a proportionate share of its investment. Any gain or loss to iStar resulting from Safehold's share issuance shall be recognized in earnings.
Funding / Capex *(Net Lease, Operating Properties, Land & Development)*	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding / Capex *(Real Estate Finance)*	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Proceeds *(Net Lease, Operating Properties, Land & Development)*	Includes sales price for assets sold and other proceeds, less selling costs, less seller financing plus return of capital and distributed proceeds arising from sales within our equity method investments.
Proceeds *(Real Estate Finance)*	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield *(Real Estate Finance)*	Interest income, for the quarter, annualized, divided by the average Gross Book Value of Real Estate Finance.
Carrying Value	Net Real Estate Value for Net Lease, Operating Properties, Land & Development; Net Book Value for Real Estate Finance
Net Real Estate Value *(Net Lease, Operating Properties, Land & Development)*	Basis assigned to physical real estate property (net investment in leases, land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit / parcel sales, net of accumulated depreciation and amortization, plus our basis in equity method investments.
Net Book Value *(Real Estate Finance)*	Real Estate Finance Gross Book Value reduced for CECL allowances.
Gross Book Value *(Real Estate Finance)*	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, plus our basis in equity method investments, less purchase discounts and specific reserves. This amount is not reduced for CECL allowances.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

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